SECOND AMENDMENT


  SECOND AMENDMENT, dated as of September 25, 2000 (this "Amendment"), to the Credit Agreement, dated as of August 11, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among HARBORSIDE HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), the other entities listed on the signature pages thereof, as joint and several borrowers thereunder (the Company and such other entities being, collectively, the "Borrowers"), the banks and other financial institutions or entities parties thereto (the "Lenders"), CHASE SECURITIES INC., as arranger, MORGAN STANLEY SENIOR FUNDING, INC. and BT ALEX. BROWN INCORPORATED, as co-arrangers, MORGAN STANLEY SENIOR FUNDING, INC., as syndication agent, BANKERS TRUST COMPANY, as documentation agent, and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

  WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Required Lenders will have agreed, to amend certain provisions of the Credit Agreement and to grant certain consents, in each case in the manner provided for in this Amendment.

  NOW,   THEREFORE,   in  consideration  of  the  premises  and  the  agreements hereinafter set forth, the parties hereto hereby agree as follows:

  SECTION 1.  Defined  Terms.  Terms  defined in the Credit  Agreement  and used
              -------  -----
herein shall have the meanings given to them in the Credit Agreement.

                 SECTION 2. Amendments to the Credit Agreement.
                            -----------------------------------

  2.1. Amendment to Subsection 1.1 of the Credit Agreement. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the table appearing in the definition of "Applicable Margin" and substituting in lieu of such table the following table:

                                    Alternate
                                     Base Rate              Eurodollar
                                      Loans                   Loans

     Term Loans:                      2.25%                    3.25%
     Revolving Credit Loans:          2.25%                    3.25%
     Swing Line Loans:                2.25%               Not applicable;

 2.2. Amendments to Subsection 7.9 of the Credit Agreement.
     -----------------------------------------------------

(a) Subsection 7.9(a) of the Credit Agreement is hereby amended by deleting the ratio "6.50 to 1.00" under the column titled "Ratio" (corresponding to the First Fiscal Quarter of Fiscal Year 2001) and substituting in lieu thereof the ratio "5.75 to 1.00".

(b) Subsection 7.9(c) of the Credit Agreement is hereby amended by deleting the number "$24,700,000" under the column titled "Consolidated EBITDA" (corresponding to the Fourth Fiscal Quarter of Fiscal Year 2000) and substituting in lieu thereof the number "$23,200,000".

  2.3. Amendment to Schedule III to the Credit Agreement. Schedule III to the Credit Agreement is hereby amended in its entirety to read as set forth in
Schedule III hereto.

  SECTION 3. Changes of Commitment Amounts. The Company, for itself and as agent for the other Borrowers, hereby notifies the Administrative Agent and each Lender, pursuant to subsection 3.3 of the Credit Agreement, that, effective on the date hereof, the total Revolving Credit Commitments shall be permanently reduced from $250,000,000 to $150,000,000, and each Lender, by its execution and delivery of its respective Lender Consent Letter, hereby consents and agrees that such permanent reduction shall be effective on the date hereof and that such reduction shall be made pro rata according to the respective Revolving Credit Percentages of the Lenders.

  SECTION 4. Consent and Release of Certain Collateral. In connection with the acquisition by HHC Beachwood, Inc., HHC Broadview, Inc. and HHC Westbay, Inc. (each an affiliate of Investcorp) of the four nursing home facilities that Harborside of Cleveland Limited Partnership ("Cleveland") currently leases from the current owners of such facilities, which acquisition is to be funded principally by a mortgage insured by the Department of Housing and Urban Development (the "HUD Transaction"), each Lender, by its execution and delivery of its respective Lender Consent Letter, hereby consents and agrees that the Liens in favor of the Administrative Agent, on behalf of the Secured Parties, in the Medicare/Medicaid provider agreements and nursing home licenses owned by Cleveland as well as any right, privilege, estate or benefit pertaining thereto (the "Released Collateral") shall be released and the Administrative Agent, on behalf of the Secured Parties, shall execute and deliver such instruments and documents necessary to release the Lien on the Released Collateral, including, without limitation any Uniform Commercial Code amendment, release, partial release or termination statements; provided, however, that (a) in no event shall the foregoing release be construed as a release of the security interest of the Administrative Agent, for the benefit of the Secured Parties, in any Accounts (as defined in the Collateral Agreement) and (b) in the event that the foregoing mortgage insured by the Department of Housing and Urban Development is repaid in full, the Company shall execute and deliver, and cause its Subsidiaries to execute and deliver, to the Administrative Agent, for the benefit of the Secured Parties, all such instruments and documents as are necessary, or in the reasonable opinion of the Administrative Agent desirable, to obtain a legal, valid and enforceable security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Released Collateral, and for such security interest to constitute, subject to the existence of Permitted Liens and the provisions of the Intercreditor Agreement, perfected first priority liens on, and security interests in, such Released Collateral. Each Lender, by its execution and delivery of its Lender Consent Letter, hereby further consents to the encumbrance of the Released Collateral with Liens required in connection with the HUD Transaction.

  SECTION 5. Additional Borrowings and Acquisitions. To induce the Administrative Agent to enter into this Amendment, and the Lenders to execute and deliver Lender Consent Letters, each Borrower covenants and agrees that, from and after the date hereof and until March 31, 2001:

(a) it will not be entitled to utilize the credit facilities provided for in the Credit Agreement if, after giving effect to such utilization, the sum of (i) the aggregate principal amount of all outstanding Loans, (ii) the aggregate undrawn amount of all outstanding Letters of Credit issued after March 30, 1999, (iii) the aggregate amount of all outstanding L/C Obligations in respect of Letters of Credit issued after March 30, 1999 and (iv) the aggregate principal amount of all Synthetic Lease Obligations shall exceed $58,450,000;

(b) Harborside of Dayton Limited Partnership, a Massachusetts limited partnership and a Borrower under the Credit Agreement, shall not make any request pursuant to Section 1.2 of the Participation Agreement, dated as of August 11, 1998, among the Company, the Trust, the Synthetic Investors, the Lenders and the Administrative Agent, that loans or advances be made to the Trust under the Synthetic Lease Facility;

(c) the Borrowers shall use the proceeds of Revolving Credit Loans solely (i) for general corporate purposes other than acquisitions and (ii) to finance capital expenditures permitted under the Credit Agreement;

(d) the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, acquire any other Person (whether through a purchase of stock, merger, consolidation or otherwise) or all or any substantial portion of the assets, or any business or product line, of any other Person; provided that the Company and its Subsidiaries may acquire the 100-bed Brevard facility in Rockledge, Florida so long as the Acquisition Consideration therefor is not in excess of $4,375,000;

(e) the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur or assume any Indebtedness, except (i) Indebtedness, in an aggregate principal amount not to exceed the amount set forth in the proviso to clause (d) above, (ii) Indebtedness of the Company and its Subsidiaries owing to any Investor or any Affiliate thereof in an aggregate principal amount at any one time outstanding not in excess of $15,000,000 and (iii) Indebtedness permitted by subsections 7.1(c), 7.1(g) and 7.1(m) of the Credit Agreement; and

(f) any failure by any Borrower to comply with any of the covenants and agreements set forth in this Section 5 shall constitute an Event of Default under the Credit Agreement.

  SECTION 6. Inspection of Property; Discussions; Appraisals. To induce the Administrative Agent to enter into this Amendment, and the Lenders to execute and deliver Lender Consent Letters, each Borrower covenants and agrees that it shall:

(a) permit representatives of the Administrative Agent (for itself and on behalf of any Lender) upon reasonable notice, and at the reasonable expense of the Company, to visit and inspect any properties of the Company, any of its Subsidiaries or the Trust and examine and make abstracts from any of their respective books and records, and to discuss the business, operations, assets and financial and other condition of such Persons with officers and employees thereof and with their independent certified public accountants with prior reasonable notice to, and coordination with, the chief financial officer or the treasurer of the Company; and

(b) pay, promptly upon the request of the Administrative Agent, for the reasonable costs and expenses in connection with any appraisal ordered by the Administrative Agent, in its discretion, to determine the current market value of all skilled nursing facilities owned by the Company, any of its Subsidiaries and the Trust.

  SECTION 7. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above (the "Amendment Effective Date") when (a) each Borrower shall have executed and delivered to the Administrative Agent this Amendment, (b) the Required Lenders shall have executed and delivered to the Administrative Agent Lender Consent Letters (or facsimile transmissions thereof) consenting to the execution of this Amendment by the Administrative Agent, (c) the Company shall have paid to the Administrative Agent, for the ratable account of each Lender which shall have executed and delivered its respective Lender Consent Letter, an amendment fee in an amount equal to 0.10% of the sum of each such Lender's Revolving Credit Commitment then outstanding (it being understood that such amendment fee shall be calculated after giving effect to the permanent reduction of Revolving Credit Commitments set forth in Section 3 of this Amendment) and (d) the HUD Transaction shall have been consummated on or prior to December 31, 2000.

  SECTION 8. Representation and Warranties. The representations and warranties made by the Borrowers in the Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

  SECTION 9. Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

  SECTION 10. Reference to and Effect on the Credit Documents. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

  SECTION 11. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent.

  SECTION 12. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                       HARBORSIDE HEALTHCARE CORPORATION



                       By: ______________________________________
                            Title:

                       BAY TREE NURSING CENTER CORP.
                       BELMONT NURSING CENTER CORP.
                       COUNTRYSIDE CARE CENTER CORP.
                       HARBORSIDE HEALTH I CORPORATION
                       HARBORSIDE TOLEDO CORP.
                       KHI CORP.
                       MARYLAND HARBORSIDE CORP.
                       NEW JERSEY HARBORSIDE CORP.
                       OAKHURST MANOR NURSING CENTER      CORP.
                       ORCHARD RIDGE NURSING CENTER CORP.
                       SAILORS, INC.
                       SUNSET POINT NURSING CENTER CORP.
                       WEST BAY NURSING CENTER CORP.



                       By: ______________________________________
                            Title:






                       HARBORSIDE      ACQUISITION
                       LIMITED    PARTNERSHIP   IV
                       HARBORSIDE      ACQUISITION
                       LIMITED    PARTNERSHIP    V
                       HARBORSIDE      ACQUISITION
                       LIMITED    PARTNERSHIP   VI
                       HARBORSIDE      ACQUISITION
                       LIMITED   PARTNERSHIP   VII
                       HARBORSIDE      ACQUISITION
                       LIMITED   PARTNERSHIP  VIII
                       HARBORSIDE      ACQUISITION
                       LIMITED    PARTNERSHIP   IX
                       HARBORSIDE      ACQUISITION
                       LIMITED    PARTNERSHIP    X
                       HARBORSIDE        ATLANTRIX
                       LIMITED         PARTNERSHIP
                       HARBORSIDE      CONNECTICUT
                       LIMITED         PARTNERSHIP
                       HARBORSIDE       HEALTHCARE
                       BALTIMORE           LIMITED
                       PARTNERSHIP      HARBORSIDE
                       HEALTHCARE  NETWORK LIMITED
                       PARTNERSHIP      HARBORSIDE
                       MASSACHUSETTS       LIMITED
                       PARTNERSHIP      HARBORSIDE
                       NORTH    TOLEDO     LIMITED
                       PARTNERSHIP  HARBORSIDE  OF
                       CLEVELAND           LIMITED
                       PARTNERSHIP  HARBORSIDE  OF
                       DAYTON LIMITED  PARTNERSHIP
                       HARBORSIDE    OF    FLORIDA
                       LIMITED         PARTNERSHIP
                       HARBORSIDE  OF OHIO LIMITED
                       PARTNERSHIP      HARBORSIDE
                       REHABILITATION      LIMITED
                       PARTNERSHIP      HARBORSIDE
                       RHODE    ISLAND     LIMITED
                       PARTNERSHIP       RIVERSIDE
                       RETIREMENT LIMITED
                         PARTNERSHIP

                       By:  HARBORSIDE HEALTH I CORPORATION,
                            as General Partner

                       By: ______________________________________
                            Title:



                       HARBORSIDE FUNDING LIMITED         PARTNERSHIP

                       By: HARBORSIDE HEALTHCARE LIMITED PARTNERSHIP, as General Partner

                       By:  KHI CORP., as General Partner



                       By: _____________________________________
                            Title:



                       BRIDGEWATER ASSISTED LIVING LIMITED PARTNERSHIP

                       By:  NEW JERSEY HARBORSIDE CORP.,
                             as General Partner



                       By: _____________________________________
                            Title:



                       HARBORSIDE NEW HAMPSHIRE LIMITED   PARTNERSHIP
                       HARBORSIDE TOLEDO LIMITED  PARTNERSHIP
                       HHCI LIMITED PARTNERSHIP



                       By:  HARBORSIDE TOLEDO CORP.,
                             as General Partner



                       By: _____________________________________
                            Title:



                       HARBORSIDE HEALTHCARE ADVISORS LIMITED PARTNERSHIP HARBORSIDE HEALTHCARE LIMITED PARTNERSHIP
                       HARBORSIDE HOMECARE LIMITED PARTNERSHIP

                       By:  KHI CORP., as General Partner



                       By: ______________________________________
                            Title:



                       HARBORSIDE PROPERTIES TRUST I,
                        a Massachusetts business trust



                       By: ______________________________________
                            Name: _________________________, in his
                       capacity as trustee and not individually



                       THE CHASE MANHATTAN BANK,
                         as Administrative Agent



                       By: ______________________________________
                            Title:





                               Schedule III to the
                                Credit Agreement



                                    Pricing and Commitment Fee Grid


                                                        Applicable
                                           Applicable   Margin for
                                           Margin for   Eurodollar    Commitment
                Leverage Ratio             ABR Loans    Loans             Fee
                --------------             ---------    -------       ----------
Greater than or equal to 5.5                  2.250%     3.250%        0.500%

Less than 5.5 to 1.0, but greater than or
equal to 5.0 to 1.0                           2.000%     3.000%        0.500%

Less than 5.0 to 1.0, but greater than or
equal to 4.5 to 1.0                           1.750%     2.750%        0.500%

Less than 4.5 to 1.0, but greater than or
equal to 4.0 to 1.0                           1.500%     2.500%        0.375%

Less than 4.0 to 1.0, but greater than or
equal to 3.5 to 1.0                           1.250%     2.250%        0.375%

Less than 3.5 to 1.0, but greater than or
equal to 3.0 to 1.0                           1.000%     2.000%        0.300%

Less than 3.0 to 1.0                          0.750%     1.750%        0.250%





                              LENDER CONSENT LETTER

               HARBORSIDE HEALTHCARE CORPORATION CREDIT AGREEMENT
                           DATED AS OF AUGUST 11, 1998


To:   The Chase Manhattan Bank, as Administrative Agent
      270 Park Avenue
      New York, New York 10017


Ladies and Gentlemen:

                  Reference is made to the Credit Agreement, dated as of August 11, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Harborside Healthcare Corporation, a Delaware corporation (the "Company"), the other entities listed on the signature pages thereof, as joint and several borrowers thereunder (the Company and such other entities being, collectively, the "Borrowers"), the banks and other financial institutions or entities parties thereto (the "Lenders"), Chase Securities Inc., as arranger, Morgan Stanley Senior Funding, Inc. and BT Alex. Brown Incorporated, as co-arrangers, Morgan Stanley Senior Funding, Inc., as syndication agent, Bankers Trust Company, as documentation agent, and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are so used as so defined.

                  The Borrowers have requested that the Lenders amend the Credit Agreement and grant certain consents, in each case on the terms described in the Second Amendment to the Credit Agreement in the form attached hereto as Exhibit A (the "Second Amendment").

                  Pursuant to subsection 9.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Second Amendment.


               Very truly yours,

               ------------------------------------------------------
               (NAME OF LENDER)

               By:___________________________________________________
                   Name:
                   Title:



Dated as of September 25, 2000